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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                            United National Bancorp
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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[LOGO] UNITED NATIONAL BANCORP



                 ISS RECOMMENDS A VOTE FOR MANAGEMENT'S NOMINEES
                   VOTE THE WHITE PROXY TO SUPPORT MANAGEMENT

Dear Fellow Shareholder:

Institutional Shareholder Services, Inc. (ISS), widely recognized as the leading independent proxy advisory firm in the nation, has recommended a vote FOR Management's nominees on the WHITE proxy card. ISS recommends you DO NOT vote the green proxy card.

Your Board and Management are extremely pleased that ISS has given its support to our nominees. ISS heard from both the Company and the "Committee to Preserve Shareholder Value" before recommending that its clients vote for Management's nominees. Any stockholder seeking the advice of a knowledgeable and independent third party should consider the ISS recommendation.

Please vote for Management's nominees on the WHITE proxy card today. DO NOT return the green proxy sent by the "Committee". Even if you have already voted a green proxy card, you can change your vote to support your Company's nominees by signing, dating and mailing the enclosed WHITE proxy card as soon as possible.

It is not too late to vote! Please make sure your shares are represented at the Company's annual meeting on May 20, 2003. Stockholders who would like additional information on voting should call Georgeson Shareholder Communications Inc. at
(800) 482-9740.

Sincerely,

/s/ Thomas C. Gregor

Thomas C. Gregor Chairman & CEO